Exhibit 10.4


                    AMENDED AND RESTATED GUARANTY AGREEMENT
                               (Friedman's Inc.)

         This Amended and Restated Guaranty Agreement (as such agreement may be amended, restated, or otherwise modified from time to time, this "Guaranty Agreement"), is executed and delivered effective as of September 7, 2004, by the undersigned Guarantor with respect to the indebtedness, liabilities, and obligations of the Borrowers under the Credit Agreement defined hereinbelow, as follows:

                                 Definitions:

         The following terms shall have the following meanings where used in this Guaranty Agreement:

         "Borrower" and "Borrowers" have the meanings specified for such terms in the Credit Agreement.

         "Collateral Agent" has the meaning specified for such term in the Credit Agreement.

         "Credit Agreement" means the certain Second Amended and Restated Credit Agreement, dated as of even date herewith, among the Borrowers, the Guarantor, each other Person from time to time Party thereto, the Collateral Agent, Bank of America, N.A., as the Revolving Agent, Jewelry Investors II, L.L.C., as the Term Agent, and the Lenders, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Existing Credit Agreement" has the meaning specified in the Recitals below.

         "Existing Guaranty Agreement" has the meaning specified in the Recitals below.

         "Guaranteed Obligations" means all Total Obligations and includes all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Borrowers, or any of them, to any Agent and/or any Lender, arising under or pursuant to the Credit Agreement or any of the other Credit Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees, and any other sums chargeable to any Borrower hereunder or under any of the other Credit Documents, including without limitation, all reimbursement obligations, debts, liabilities, and other obligations now or hereafter arising from or in connection with the Letters of Credit.

         "Guarantor" means Friedman's Inc., a Delaware corporation, and its successors and assigns.

         "Lenders" means, collectively, each financial institution from time to time party to the Credit Agreement as a "Lender" as defined therein, and their respective successors and assigns.

Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings in this Guaranty Agreement as are set forth in the Credit Agreement, and each of such definitions is incorporated herein by reference. The Guarantor expressly acknowledges that it has read and is familiar with all such incorporated definitions and agrees that they shall have the same effect and enforceability in this Guaranty Agreement as though set forth herein at length.

                                   Recitals:

         A. The Guarantor, certain subsidiaries of the Guarantor, Bank of America, N.A., in its capacity as administrative agent, and certain lenders were parties to that certain Amended and Restated Credit Agreement, dated as of August 28, 2002 (as such agreement has been amended or otherwise modified, the "Existing Credit Agreement"). Pursuant to the Existing Credit Agreement, the Guarantor executed a Guaranty Agreement dated as of August 28, 2002 (the "Existing Security Agreement").

         B. As of the date hereof the Guarantor, each of the other Credit Parties, the Agents, and the lenders party thereto are entering into the Credit Agreement, which amends and restates the Existing Credit Agreement in its entirety, and which provides for Loans by the Lenders to the Borrowers and for the issuance of Letters of Credit on the terms and conditions prescribed therein.

         C. This Guaranty Agreement is required by the Credit Agreement, and the Guarantor's execution and delivery hereof is a condition (among other conditions) to the making of the Loans and the issuance of the Letters of Credit under the Credit Agreement.

         D. The Guarantor has determined that (i) it will directly and indirectly benefit from the availability of financing to the Borrowers under the Credit Agreement and under the other transactions evidenced by and contemplated in the Credit Documents, (ii) it will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement, (iii) it is in the Guarantor's best interest, and within its corporate purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (iv) execution and delivery of this Guaranty Agreement and the other Credit Documents to which the Guarantor is a party is necessary or convenient to the conduct, promotion, and attainment of the business of the Guarantor.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor hereby agrees as follows:

         1. Guaranty of Guaranteed Obligations. This Guaranty Agreement is executed by the Guarantor pursuant to the Credit Agreement and is for the benefit of the Agents and the Lenders. As an inducement to the Lenders to make the Loans and extend and continue to extend credit and other financial accommodations to the Borrowers under the Credit Documents and to cause the Issuing Lender to provide Letters of Credit as provided by the Credit Agreement, the Guarantor, for value received, does hereby unconditionally, irrevocably, and absolutely guarantee the prompt and full payment and performance of the Guaranteed Obligations when due and at all times thereafter.

         2. Nature of Guaranty. This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable, and continuing unlimited guaranty of payment, and not solely of collection. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement and the other Credit Documents, without setoff or counterclaim, and regardless of any Requirement of Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents and the Lenders with respect thereto. The Guaranteed Obligations may be increased, reduced, or paid in full at any time and from time to time without affecting the liability or obligation of the Guarantor under this Guaranty Agreement with respect to all Guaranteed Obligations, whenever incurred or arising. All Guaranteed Obligations now or hereafter arising shall be conclusively presumed to have been made or acquired in acceptance hereof. The Guarantor shall be liable, jointly and severally, with the Borrowers and any other Person now or hereafter obligated in respect of the Guaranteed Obligations, or any portion thereof. It is the intention of the Guarantor and the Agents and the Lenders that the Guarantor's indebtedness, liabilities, and obligations hereunder shall not be discharged except by the Guarantor's full and complete payment and performance of such indebtedness, liabilities, and obligations and then only to the extent of such payment and performance (to the extent not otherwise satisfied by the Borrowers or any other Person now or hereafter obligated in respect of the Guaranteed Obligations).

         3. Representations and Warranties. Each of the representations and warranties in the Credit Agreement relating to the Guarantor is incorporated by reference and restated herein. In addition, the Guarantor hereby represents and warrants to the Agents and the Lenders as follows:

                  (a) The Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Credit Agreement and the other Credit Documents. This Guaranty Agreement is given by the Guarantor in furtherance of the direct and indirect business interests and corporate purposes of the Guarantor, and is necessary to the conduct, promotion, and attainment of the businesses of the Borrowers and the Guarantor. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor hereunder.

                  (b) The Guarantor is currently informed of the financial condition of each Borrower and any and all other Persons obligated in respect of the Guaranteed Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor has read and understands the terms and conditions of the Credit Documents. The Guarantor is familiar with, and has had an opportunity to review the books and records regarding, the financial condition of each Borrower and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided, however, the Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement. The Guarantor has adequate means to obtain, on a continuing basis, information concerning the financial condition of each Borrower. The Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that any Person other than the Guarantor will be liable to pay the Guaranteed Obligations. Neither any Agent nor any Lender has made any representation, warranty, or statement to the Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

         4. Covenants. The Guarantor agrees that, for so long as any of the Guaranteed Obligations or any part thereof is outstanding, the Guarantor will comply with all covenants set forth in the Credit Agreement which are applicable to the Guarantor.

         5. Obligations Not Impaired. The Guarantor agrees that its obligations hereunder shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) lack of organizational authority of any Borrower; (b) any receivership, insolvency, bankruptcy, or other proceedings affecting any Borrower, any other Credit Party, or any of their respective property; (c) partial or total release or discharge of any Borrower or other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any Requirement of Law or otherwise; (d) any change in the time, manner, or place of payment of, or in any other term of, or any increase in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Credit Documents; (e) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement, or any other Guaranty; (f) the taking or accepting of any other Guaranty for all or any part of the Guaranteed Obligations; (g) any failure to acquire, perfect, or continue any Lien on Collateral securing all or any part of the Guaranteed Obligations or on any other property securing this Guaranty Agreement; (h) any exchange, release, or subordination of any Lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (i) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty Agreement in a commercially reasonable manner or as otherwise may be required by any Requirement of Law; (j) any merger, reorganization, consolidation, or dissolution of any Borrower, the Guarantor, any other Credit Party, or any other guarantor of the Obligations, any sale, lease, or transfer of any or all of the assets of any Borrower, the Guarantor, any other Credit Party, or any other guarantor of the Obligations, or any change in name, business, organization, location, composition, structure, or organization of any Borrower, the Guarantor, or any other guarantor of the Obligations; (k) any Change of Control or any other change in the shareholders of any Borrower, the Guarantor, any other Credit Party, or any other guarantor of the Obligations; (l) any invalidity or unenforceability of or defect or deficiency in any of the Credit Documents; (m) avoidance or subordination of the Guaranteed Obligations, or any portion thereof, (n) the unenforceability of all or any part of the Guaranteed Obligations against any Borrower because any interest contracted for, charged, or received in respect of the Guaranteed Obligations exceeds the amount permitted by any Requirement of Law; (o) any waiver, consent, extension, forbearance, or granting of any indulgence by the Agents or the Lenders with respect to the Guaranteed Obligations or any provision of any of the Credit Documents; (p) any delay in or lack of enforcement of any remedies under the Credit Documents; (q) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (r) any election of remedies by any of the Agents or any of the Lenders; (s) any of the Credit Documents were forged; (t) the election by any of the Agents or any of the Lenders in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (u) any borrowing or grant of a security interest by any Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code;
(v) the disallowance in bankruptcy of all or any portion of the claims of any of the Agents or any of the Lenders for payment of any of the Guaranteed Obligations; or (w) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to any Borrower or the Guarantor (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full).

         6. Consent and Waiver.

                  (a) The Guarantor hereby waives to the fullest extent permitted by applicable Requirements of Law: (i) notice of acceptance of this Guaranty Agreement; (ii) notice of any Revolving Loans, Letters of Credit or other financial accommodations made or extended under the Credit Documents or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to the Guarantor's right to make inquiry of the Agents to ascertain the amount thereof at any reasonable time; (iv) notice of any adverse change in the financial condition of any Borrower or any other Person or of any other fact that might increase or otherwise change the Guarantor's risk with respect to the Guaranteed Obligations, any Borrower, or any other Person under this Guaranty Agreement; (v) notice of presentment for payment, demand, protest and notice thereof, notice of intent to accelerate, notice of acceleration, notice of dishonor, diligence or promptness in enforcement, and indulgences of every kind as to any promissory notes or other instruments among the Credit Documents;
         (vi) notice of any of the events or circumstances enumerated in paragraph 5 hereof, and all other notices and demands to which the Guarantor might otherwise be entitled (except if such notice is specifically required to be given to the Guarantor hereunder or under any of the Credit Documents to which the Guarantor is a party); (vii) any requirement that any of the Agents or any of the Lenders protect, secure, perfect, or insure the Collateral Agent's Lien or any other Lien on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against any Borrower, any other Person or any Collateral or any other property subject to a Lien; (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any Liens in the Collateral or other property as security for the Guaranteed Obligations or this Guaranty Agreement; (ix) all rights by which the Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against any Borrower or any other Person; or (x) any other defense of any Borrower or any other Person (other than that the Guaranteed Obligations shall have been indefeasibly paid and performed in full).

                  (b) The Guarantor hereby waives and agrees not to assert against and Agent or any Lender, to the extent allowed by any Requirement of Law: (i) any defense, setoff, counterclaim, or claim of any kind or nature available to any Borrower or any other Person against any Agent or any Lender, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any Lien in the Collateral or any other property as security for the Guaranteed Obligations; or (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Agent or any Lender under any Requirement of Law.

                  (c) The Agents shall have the right to seek recourse against the Guarantor to the fullest extent provided for herein, and no election by any Agent to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Agent's right to proceed in any other form of action or proceeding or against other parties unless the Agents have expressly waived such right in writing. Without limiting the foregoing, no action or proceeding by any Agent or any Lender under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of the Guarantor under this Guaranty Agreement except to the extent that the Agents and the Lenders finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations.

                  (d) The Guarantor waives, and agrees that its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of any Agent or any Lender to (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or the Collateral Agent's Liens or any Collateral or other security for or Guaranty of the Guaranteed Obligations, or any portion thereof,
         (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against any Borrower, the Guarantor, the other Credit Parties, or any other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations;

                  (e) The Agents may at any time, without the consent of or notice to the Guarantor (but otherwise subject to any requirement for consent of any or all of the Lenders as may be required by the Credit Agreement), without incurring responsibility to the Guarantor and without impairing, releasing, reducing, or affecting the obligations of the Guarantor hereunder: (i) change the manner, place, or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund, or alter all or any part of the Guaranteed Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any Collateral and any Lien securing all or any part of the Guaranteed Obligations or this Guaranty Agreement or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail, or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or to take or prosecute any action in connection with any of the Credit Documents; (iv) exercise or refrain from exercising any rights against any Borrower or other Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any indebtedness, liabilities, or obligations which may be due or become due to the Agents or the Lenders or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other property of any Borrower to the satisfaction and liquidation of indebtedness or obligations of any of the Borrowers to the Agents or the Lenders, if any, not guaranteed under this Guaranty Agreement; (vii) release all or any one or more parties to any one or more of the Credit Documents or grant other indulgences to any Borrower or any other Person in respect thereof; (viii) amend or modify in any manner and at any time (or from time to time) any of the Credit Documents; (ix) partially or fully release or substitute any guarantor, or enforce, exchange, release, or waive any security for the Guaranteed Obligations, or any portion thereof; (x) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally or separately, and apply any amounts obtained by the Agents in such manner as the Agents may elect, subject to the Credit Documents; and (xi) apply any sums paid to the Agents or the Lenders by the Guarantor, any Borrower, any other Credit Party, or any other Person to the Guaranteed Obligations as provided by the Credit Documents.

                  (f) Should any Agent or any Lender seek to enforce the obligations hereunder by action in any court or otherwise, the Guarantor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against any Borrower, the other Credit Parties, or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against any such Person, or that any Borrower or any other such Person should be joined in such cause or
         (ii) enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty Agreement. Such waiver shall be without prejudice to each Agent's right, at its option, to proceed against any Borrower or any other Person, whether by separate action or by joinder.

                  (g) If, in connection with the exercise of any of its rights and remedies, any Agent or any Lender shall forfeit any of its rights or remedies, including, without limitation, its right to a deficiency judgment in respect of the Guaranteed Obligations, whether because of any Requirement of Law pertaining to "election of remedies," disposition of collateral, or the like, the Guarantor hereby consents to such action by such Agent or such Lender and waives any claim based upon such action. Any action which results in the denial or impairment of any such right to seek a deficiency judgment against any Borrower or any other Person shall not impair the obligation of the Guarantor to pay the full amount of the Guaranteed Obligations or any other obligation of the Guarantor contained herein.

                  (h) The Guarantor agrees that if, during the existence of a Default or Event of Default, any of the Agents, for the benefit of the Agents and the Lenders, is prevented by any Requirement of Law from exercising its right to accelerate the maturity of all or any portion of the Guaranteed Obligations, to collect interest thereon or to enforce or exercise any other right or remedy with respect thereto, or such Agent is prevented from taking any action to enforce the Collateral Agent's Liens or any other Lien in the Collateral or any other property as security for the Guaranteed Obligations or realize on the Collateral, the Guarantor shall pay to the Collateral Agent, for the account of the Agents and the Lenders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Agents and the Lenders, as the case may be.

                  (i) The Guarantor hereby assumes sole responsibility for keeping itself informed of the financial condition of the Borrowers and any other Person liable for all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof. The Guarantor hereby agrees that neither any Agent nor any Lender shall have any obligation or duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstance.

                  (j) The Guarantor consents and agrees that neither any Agent nor any of the Lenders shall be under any obligation to marshal any assets in favor of the Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

                  (k) The Guarantor agrees that to the extent permitted under the Credit Documents and any Requirement of Law the Collateral Agent may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security without impairing or diminishing the indebtedness, liabilities, or obligations of the Guarantor hereunder.

                  (l) The Guarantor agrees that neither any Agent nor any Lender shall be liable for any failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security, or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations.

         7. Default. During the existence of a Default or an Event of Default, the Guarantor agrees to pay to the Collateral Agent, for the benefit of the Agents and the Lenders, at the Collateral Agent's office located in Los Angeles County, California or at such other place as the Collateral Agent may specify to the Guarantor in writing, on demand by the Collateral Agent and without further notice of dishonor and without notice of any kind to any Borrower, the Guarantor, any other Credit Party, or any other Person, the full unpaid amount of the Guaranteed Obligations, in immediately available funds, or such lesser amount, if any, as may then be due and payable and demanded by the Collateral Agent from time to time. If acceleration of the time for payment of any amount payable by any Borrower under or with respect to any of the Guaranteed Obligations is stayed or otherwise delayed upon the insolvency, bankruptcy, or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Obligations shall nonetheless be payable by the Guarantor hereunder promptly on demand by the Collateral Agent, and the Guarantor expressly and unconditionally agrees to make such payment in full.

         8. Taxes.

                  (a) Any and all payments by the Guarantor to any Agent or any Lender under this Guaranty Agreement and any other Credit Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantor shall pay all Other Taxes.

                  (b) The Guarantor agrees to indemnify and hold harmless the Agents and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any Governmental Authority on amounts payable under this Guaranty Agreement) incurred or paid by any Agent or any Lender and any liability (including penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date any Agent or any Lender makes written demand therefor.

                  (c) If the Guarantor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Agent or any Lender, then:

                           (i) the sum payable shall be increased as necessary
                  so that after making all required deductions and withholdings (including, without limitation, deductions and withholdings applicable to additional sums payable under this Guaranty Agreement) such Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii) the Guarantor shall make such deductions and
                  withholdings;

                           (iii) the Guarantor shall pay the full amount
                  deducted or withheld to the relevant taxing authority or other authority in accordance with any applicable Requirement of Law; and

                           (iv) the Guarantor shall also pay to the Collateral
                  Agent, for the account of each Agent or each Lender, at the time any payment hereunder is paid, all additional amounts which the respective Agent or Lender specifies as necessary to preserve the after-tax yield such Agent or Lender would have received if such Taxes or Other Taxes had not been imposed.

                  (d) Within thirty (30) days after the date of any payment by the Guarantor of Taxes or Other Taxes, the Guarantor shall furnish the Collateral Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Collateral Agent.

         9. No Waiver, Remedies.

                  (a) No failure on the part of the Agents to exercise, and no delay or omission by the Agents in exercising, any right or remedy hereunder shall impair such right or remedy or operate or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. In no event shall any waiver of the provisions of this Guaranty Agreement be effective unless the same be in writing and signed by an officer of the Collateral Agent, and then only in the specific instance and for the purpose given. The remedies herein provided are cumulative and not exclusive of any remedies provided by any Requirement of Law or any of the other Credit Documents.

                  (b) Failure by any Agent or any Lender at any time or times hereafter to require strict performance by any Borrower, the Guarantor, any other Credit Party, or any other Person, of any of the requirements contained in any of the Credit Documents now or at any time, from time to time, hereafter executed and delivered by any Borrower, the Guarantor, any other Credit Party, or any such other Person shall not waive, affect, or diminish the right to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any Agent or any Lender, or any agent, officer, or employee thereof, respectively.

                  (c) No waiver of any Default or Event of Default or any other breach, default, or requirement shall operate as a waiver of any other Default or Event of Default or the same Default or Event of Default on a future occasion, and no action permitted hereunder shall in any way affect or impair any of the rights of the Agents or the Lenders or the obligations of the Guarantor under this Guaranty Agreement or under any of the other Credit Documents. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Guaranteed Obligations shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

         10. Notice of Sale. In the event that the Guarantor is entitled to receive any notice under the UCC, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral or other property securing all or any part of the Guaranteed Obligations or this Guaranty Agreement, it is agreed that at least ten (10) days notice to the Guarantor of the time and place of any public sale, or the time after which any private sale or other disposition may be made of any such Collateral or other property, shall be deemed to be reasonable notice in conformity with such requirements; provided, however, that notice given to the Guarantor in any other reasonable manner or at any other reasonable time shall be sufficient.

         11. Payment by the Guarantor. Whenever the Guarantor pays any sum which is or may become due under this Guaranty Agreement, written notice must be delivered to the Collateral Agent contemporaneously with such payment. Such notice shall be effective for purposes of this paragraph when contemporaneously with such payment the Collateral Agent receives such notice in the manner otherwise prescribed for notices hereunder. For purposes of this Guaranty Agreement, in the absence of such notice in compliance with the provisions hereof, any sum received by any Agent or any Lender on account of the Guaranteed Obligations shall be conclusively deemed paid by the Borrowers.

         12. The Agents. The Agents shall have all of the rights, powers, and benefits, for themselves and on behalf of the Lenders, as are prescribed by the Credit Documents. The Guarantor's performance of this Guaranty Agreement is for the benefit of the Agents and the Lenders according to their respective interests as provided in the Credit Agreement.

         13. Cumulative Remedies; No Election. If the Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty Agreement, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of the Agent hereunder shall be cumulative of any and all other rights and remedies that any Agent or any Lender may ever have against the Guarantor. All rights and remedies of the Agents hereunder are cumulative of each other and of every other right or remedy which any Agent or any Lender may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. The exercise by any Agent or any Lender of any right or remedy hereunder or under any other agreement, document, or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. This Guaranty Agreement may be enforced from time to time as often as occasion for enforcement may arise as may be determined by the Agents in accordance with the Credit Agreement, and it is agreed and understood that it shall not be necessary for the Agents, in order to enforce payment by the Guarantor, first to exercise any rights or remedies against any Borrower, any of the other Credit Parties, the Collateral, or any other Person under the Credit Documents or any Requirement of Law.

         14. Binding Effect. This Guaranty Agreement is for the benefit of the Agents (for the benefit of the Agents and the Lenders) and their respective successors and assigns, and in the event of an assignment by any Agent or any Lender, or their respective successors or assigns, of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness, liabilities, and obligations so assigned, shall be deemed transferred with such indebtedness, liabilities, and obligations without necessity of further express action. This Guaranty Agreement is binding upon the Guarantor, and its successors and assigns.

         15. Reserved.

         16. Subordination of Indebtedness and Liens. The payment of any and all principal of and interest on all indebtedness of any Borrower, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to the Guarantor in respect of any payment by the Guarantor under this Guaranty Agreement (herein called the "Subordinated Debt"), shall in all respects be subordinate and junior in right of payment and enforcement to the prior payment and enforcement in full of the Guaranteed Obligations as provided in this paragraph. Except as may be expressly permitted by the Credit Agreement, no payment shall be made on or with respect to the Subordinated Debt unless and until the Guaranteed Obligations shall have been paid and performed in full. In the event that the Guarantor shall receive any payment on account of the Subordinated Debt in violation of this paragraph, the Guarantor will hold, or cause to be held (as the case may be), any amount so received in trust for the benefit of the Collateral Agent, for the benefit of the Agents and the Lenders, and will forthwith deliver, or cause to be delivered (as the case may be), such payment to the Collateral Agent, in the form received, to be applied to the Guaranteed Obligations. All Liens, if any, at any time securing payment of all or any part of the Subordinated Debt (herein called the "Subordinated Liens") shall be and remain inferior and subordinate to the Liens securing payment of all or any part of the Guaranteed Obligations, regardless of whether such Subordinated Liens presently exist or are hereafter created or when such Subordinated Liens were created, perfected, filed, or recorded (provided that the foregoing shall not be interpreted or deemed to allow the existence of any such Liens to the extent otherwise prohibited by the Credit Documents). The Guarantor shall not exercise or enforce any creditors' rights or remedies that it may have against any Borrower, or foreclose, repossess, sequester, or otherwise institute any action or proceeding (whether judicial or otherwise, including, without limitation, the commencement of, or joinder in, any bankruptcy, insolvency, reorganization, liquidation, receivership, or other debtor relief law) to enforce the Subordinated Debt or any Subordinated Lien on any assets of any Borrower unless and until the Guaranteed Obligations shall have been paid and performed in full. The terms and provisions of this paragraph are given by the Guarantor as additional rights and benefits to any and all other subordination agreements heretofore, concurrently herewith, or hereafter executed by the Guarantor to or in favor of any Agent or any Lender, and nothing in this Guaranty Agreement shall be deemed to in any way negate or replace any other such previous, concurrent, or subsequent subordination agreements. All promissory notes, ledgers, and other evidences of the Subordinated Debt, and all mortgages, deed of trusts, security agreements, assignments, and other security documents, if any, at any time evidencing the Subordinated Liens, shall contain a specific written notice that the indebtedness and Liens evidenced thereby are subordinated as provided in this paragraph.

         17. Right of Setoff. The Guarantor hereby grants to each Agent and each Lender a right of setoff upon any and all monies, securities, or other property of the Guarantor, and the proceeds therefrom, now or hereafter held or received by or in transit to any such Agent or any such Lender from or for the account of the Guarantor, whether for safekeeping, custody, pledge, transmission, collection, or otherwise, and also upon any and all general or special deposits (to the extent not prohibited by any Requirement of Law) and credits of the Guarantor, and any and all claims of the Guarantor against any such Agent or any such Lender at any time existing. The right of setoff granted pursuant to this paragraph shall be cumulative of and in addition to any such Agent's or any such Lender's common law right of setoff.

         18. Further Assurances. Upon the request of the Collateral Agent, the Guarantor will, at any time and from time to time, duly execute and deliver to the Collateral Agent any and all such further agreements, documents, and instruments, and supply such additional information, as may be necessary or advisable, in the opinion of the Collateral Agent, acting in its own discretion or at the direction of one or more of the other Agents, to obtain the full benefits of this Guaranty Agreement.

         19. Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. Notwithstanding any language to the contrary contained herein, no provision herein or in any other Credit Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any Requirement of Law.

         20. Modification in Writing. No modification, consent, amendment, or waiver of any provision of this Guaranty Agreement, and no consent to any departure by the Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of the Collateral Agent and, as to any modification or amendment, the Guarantor, and then shall be effective only in the specific instance and for the specific purpose for which given.

         21. Notices, Etc. No notice to or demand on, or consent by, the Guarantor in any case shall, of itself, entitle the Guarantor to any other or further notice or demand, or right to grant or refuse consent, in similar or other circumstances. No delay or omission by the Agents in exercising any right or remedy hereunder shall impair any such right or remedy or be construed as a waiver thereof or any acquiescence therein, and no single or partial exercise of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy hereunder.

         22. Cumulative Rights. All rights and remedies of the Agents hereunder are cumulative of each other and of every other right or remedy which any Agent or any Lender may otherwise have under Requirements of Law or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         23. Expenses. The Guarantor agrees to pay on demand by the Collateral Agent all reasonable costs and expenses incurred by the Agents in connection with the negotiation, preparation, execution, and performance of the terms and provisions of this Guaranty Agreement and any and all amendments, modifications, renewals, restatements, and/or supplements hereto from time to time, including, without limitation, all reasonable fees, expenses, and disbursements of any law firm or other counsel engaged by the Agents. If the Guarantor should breach or fail to perform any provision of this Guaranty Agreement, the Guarantor agrees to pay to the Collateral Agent all costs and expenses incurred by the Agents in the enforcement of this Guaranty Agreement from time to time, including, without limitation, such fees, expenses, and disbursements of any law firm or other counsel incurred by the Agents.

         24. Governing Law; Choice of Forum; Service of Process.

                  (a) THIS GUARANTY AGREEMENT IS GOVERNED BY THE APPLICABLE LAW PERTAINING IN THE STATE OF NEW YORK, OTHER THAN THOSE CONFLICT OF LAW PROVISIONS THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION; PROVIDED THAT THE AGENTS AND THE LENDERS RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. THIS GOVERNING LAW ELECTION HAS BEEN MADE BY THE PARTIES IN RELIANCE ON, AMONG OTHER THINGS, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED (AS AND TO THE EXTENT APPLICABLE), AND OTHER APPLICABLE LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATES OF CALIFORNIA, OR NEW YORK OR OF THE U. S. LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, OR NEW YORK COUNTY, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY AGREEMENT OR ANY OTHER AGREEMENT, DOCUMENT, OR INSTRUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING, (i) THE AGENTS AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENTS OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE THEIR RIGHTS HEREUNDER AND (ii) THE GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

                  (c) TO THE MAXIMUM EXTENT ALLOWED BY ANY APPLICABLE REQUIREMENT OF LAW, THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE GUARANTOR AT ITS ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE
         (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         25. No Oral Agreements. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE GUARANTOR AND THE AGENTS AND THE LENDERS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE GUARANTOR AND THE AGENT AND THE LENDERS. THIS GUARANTY AGREEMENT SUPERSEDES ALL PRIOR (IF ANY) ORAL AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS RELATING TO THE SUBJECT MATTER OF THIS GUARANTY AGREEMENT.

         26. Notices. Unless otherwise specifically provided in this Guaranty Agreement, all notices or other communications required or permitted to be given under this Guaranty Agreement shall be given as specified in the Credit Agreement.

         27. Survival. All representations, warranties, covenants, and agreements of the Guarantor in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

         28. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty Agreement. A telecopy of any such executed counterpart shall be deemed valid as an original.

         29. Litigation; Waiver of Trial by Jury. EACH OF THE GUARANTOR, THE AGENTS, AND THE LENDERS WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY AGREEMENT, THE OTHER CREDIT DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES TO ANY CREDIT DOCUMENT AGAINST ANY OTHER PARTY TO ANY CREDIT DOCUMENT OR ANY AGENT-RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH OF THE GUARANTOR, THE AGENTS, AND THE LENDERS AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE GUARANTOR, THE AGENTS, AND THE LENDERS FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS PARAGRAPH AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS GUARANTY AGREEMENT.

         30. Irrevocable Nature of Guaranty. This Guaranty Agreement shall be irrevocable. The Guarantor acknowledges that any purported or attempted revocation shall constitute an Event of Default.

         31. Headings. The paragraph headings in this Guaranty Agreement are for convenience of identification only and do not limit any of the provisions hereof.

         32. Consideration. The Guarantor acknowledges and expressly agrees with each Agent and each Lender that the execution and delivery of this Guaranty Agreement by the Guarantor is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Credit Documents to any or all of the Borrowers and is not required or given as a condition of any extensions of credit to the Guarantor.

         33. Amendment and Restatement. This Guaranty Agreement constitutes an amendment and restatement of the Existing Guaranty Agreement in its entirety. All references in any of the Credit Documents to the Existing Guaranty Agreement shall be deemed to mean this Guaranty Agreement.



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


         IN WITNESS WHEREOF, the undersigned has executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.


                                               THE GUARANTOR:

                                               FRIEDMAN'S INC.


                                               By:   /s/ Sam Cusano
                                                     ---------------------
                                               Name:  Sam Cusano
                                               Title: Chief Executive Officer